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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  August 26, 2004
                                                     ----------------------

                         A.C. Moore Arts & Crafts, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
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                 (State or Other Jurisdiction of Incorporation)

              000-23157                             22-3527763
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       (Commission File Number)        (IRS Employer Identification No.)

                  130 A.C. Moore Drive, Berlin, NJ          08009
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            (Address of Principal Executive Offices)     (Zip Code)

                                 (856) 228-6700
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On August 26, 2004, the board of directors of the Registrant granted options to certain directors and executive officers under the A.C. Moore Arts & Crafts, Inc. 2002 Stock Option Plan (the "Plan"). Each option granted under the Plan is required to be set forth in writing pursuant to the form of option agreement required by the Plan. The following description is a brief summary of the material terms and conditions of the option grants. This summary is not intended to be complete, and is qualified in its entirety by reference to the form of option agreement included as Exhibit 10.4 to this Report and incorporated herein by reference.

         The options received by the directors and executive officers listed below each have an exercise price of $21.95, vest in three equal annual installments beginning on August 26, 2005 and expire on August 26, 2014. Other than the amount of shares of the Registrant's common stock underlying the options as described below, each grant has the same material terms and conditions as set forth in Exhibit 10.4 hereto.

         Each of the following directors was granted an option to purchase 10,000 shares of the Registrant's common stock: Richard J. Bauer, Richard J. Drake, Michael Joyce, Richard Lesser and Eli Segal. The following executive officers received an option to purchase shares of the Registrant's common stock in the amounts indicated: Lawrence H. Fine - 50,000 shares; Leslie H. Gordon - 15,000 shares; and Jack Robinson - 7,500 shares.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
          CHANGE IN FISCAL YEAR.

         On August 26, 2004, the board of directors of the Registrant amended and restated the Registrant's bylaws (the "bylaws" and as amended and restated, the "amended bylaws"). The amended bylaws are effective as of August 26, 2004. The following description is a brief summary of the provisions adopted or changed by the amended bylaws. This summary is not intended to be complete, and is qualified in its entirety by reference to the Registrant's Amended and Restated Bylaws included as Exhibit 3.3 to this Report and incorporated herein by reference.

         Article I, Section 104 was amended to provide that the lead director shall preside at shareholders' meetings in the absence of, and in the following order, the chairman of the board and the chief executive officer.

         Article II, Section 206 was amended to provide that in the event a regular meeting of the board of directors is not to be held at the time and place designated by the board, written notice of such meeting may be made by e-mail.

         Article II, Section 207 was amended to add that in addition to the chairman of the board and the chief executive officer, the lead director may call a special meeting of the board. Written notice of any such special meeting may be made by e-mail.

         Article II, Section 209 was amended to add that the board of directors may establish a nominating and corporate governance committee, in addition to an executive committee, an audit committee and a compensation committee and any other committee in its discretion. Conforming changes were made to Article II,
Section 214 relating to the appointment of committee members and Article II,
Section 215 relating to the organization and proceedings of board committees (formerly Sections 213 and 214 of the bylaws) to reflect the establishment of a nominating and corporate governance committee.


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         Article II, Section 211 was amended to provide that the audit committee shall consist of at least three directors, all of which must be independent. Independence is determined pursuant to the rules of the exchange or association where the Registrant's common stock is listed or quoted. In addition, Section
211 was amended to provide that the audit committee shall have the authority, powers and responsibilities as set forth in the audit committee charter approved by the board. The requirement that the audit committee must consist of at least two directors, a majority of which were required to be independent, and the requirement as to the call of meetings by the audit committee were deleted from
Section 211.

         In addition, the amended bylaws delete the specific audit committee authority, powers and responsibilities to (i) recommend to the board the independent accountants to audit the financial statements and review fees charged for such audits or other engagements with the accountants, (ii) meet with the independent accountants and executive officers of the Registrant as the committee deemed appropriate to review the audit plan, financial statements, results of audits, effectiveness of internal controls, any limitations imposed by personnel on the independent accountants and any other matter deemed appropriate, (iii) report to the board and (iv) take such other action as the audit committee deemed necessary or appropriate to protect the interests of the Registrant.

         Article II, Section 212 was amended to provide that all of the members of the compensation committee must be independent. Independence is determined pursuant to the rules of the exchange or association where the Registrant's common stock is listed or quoted. Section 212 provides that the compensation committee shall have the authority, powers and responsibilities as set forth in the compensation committee charter approved by the board. The direction to the compensation committee to review the compensation of executive officers and make recommendations to the board regarding executive compensation was deleted.

         The amended bylaws add a new Section 213 to Article II relating to the nominating and corporate governance committee. Section 213 provides that the nominating and corporate governance committee shall consist of at least two directors, all of which must be independent. Independence is determined pursuant to the rules of the exchange or association where the Registrant's common stock is listed or quoted. Meetings of the nominating and corporate governance committee may be called at any time by its chairman and must be called upon the request of two or more of its members. The nominating and corporate governance committee shall have the authority, powers and responsibilities as set forth in the nominating and corporate governance committee charter approved by the board.

         Article II, Section 215 of the amended bylaws (formerly Section 214 of the bylaws) was amended to delete the prohibition of each board committee from appointing its committee chairman.

         The amended bylaws add Section 217 to Article II, which provides that the board of directors may appoint a director as "lead director." If appointed, the lead director may (i) chair the executive sessions of non-management directors, (ii) serve as a liaison between the board of directors and management and (iii) exercise and perform such other powers and duties as may from time to time be assigned to him or her by the board of directors.

         The following provision (formerly Article II, Section 215 of the bylaws) was deleted in its entirety: "In the absence or disqualification of any member of any committee established by the Board of Directors, the members thereof who are present at any meeting of such committee and are not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another director to act at such meeting in the place of such absent or disqualified member."
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         The amended bylaws delete the requirement from Article III, Section 303 that the chief executive officer be a member of the board of directors.

         The following provision (formerly Article III, Section 309 of the bylaws) was deleted in its entirety: "Unless otherwise provided by the Board of Directors or the Compensation Committee, the salaries and compensation of all officers and assistant officers, except the Chairman of the Board, Chief Executive Officer and President, shall be fixed by or in the manner designated by the Chief Executive Officer."

         The following provision (formerly Article VII, Section 702) was deleted in its entirety: "The text of all amendments to these Bylaws shall be attached hereto, and a notation of the date of its adoption and a notation of whether it was adopted by the directors or shareholders shall be made in Section 802 hereof."

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.           Description
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   3.3                Amended and Restated Bylaws of
                      A.C. Moore Arts & Crafts, Inc.

  10.4                Form of Option Agreement under the A.C.
                      Moore Arts & Crafts, Inc. 2002 Stock Option Plan.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      A.C. MOORE ARTS & CRAFTS, INC.



Date: August 27, 2004               By:   /s/    Leslie H. Gordon
                                         --------------------------------------
                                          Name:  Leslie H. Gordon
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.                   Description
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   3.3                        Amended and Restated Bylaws of
                              A.C. Moore Arts & Crafts, Inc.

  10.4                        Form of Option Agreement under the A.C.
                              Moore Arts & Crafts, Inc. 2002 Stock Option Plan.